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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): February 27, 2003


                          New Horizons Worldwide, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-17840                   22-2941704
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
    of Incorporation)               File Number)          Identification Number)


1900 S. State College Boulevard, Suite 200, Anaheim, California          92806
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (714) 940-8000
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   OTHER EVENTS.

          On February 27, 2003, New Horizons Worldwide, Inc. (the "Company") issued a press release, a copy of which is attached hereto as exhibit 99.1 and the contents of which are incorporated herein by reference, announcing that it had entered into a new credit facility (the "Credit Facility"), dated as of the same date, with Wells Fargo Bank, N.A.

          The Credit Facility, which expires on February 15, 2005, has the following terms and conditions: (1) a $10,639,000 term loan with quarterly principal payments of $750,000 commencing March 31, 2003; (2) a revolving line of credit of $1,500,000; (3) an interest rate of either prime plus 1.5% or LIBOR plus 3.75%, at the Company's option, with a potential reduction to prime plus 0% or LIBOR plus 2.25% should the Company achieve a rolling four-quarter EBITDA in excess of $11.2 million; (4) a requirement to meet various financial covenants, including minimum quarterly EBITDA, maximum leverage ratio, minimum debt service coverage ratio, maximum capital expenditures, and minimum quarterly cash level; and (5) a prohibition from engaging in any acquisitions without the consent of Wells Fargo.

          The Credit Facility replaces the Company's $14.1 million term loan and revolving line of credit with a consortium of lenders led by Wells Fargo Bank, N.A. The Company made a $3.5 million payment on this term loan and paid a fee of $46,000 in connection with the closing of the Credit Facility.



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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  EXHIBITS.
               --------

          99.1 Press release of New Horizons Worldwide, Inc. dated February 27, 2003.



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                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEW HORIZONS WORLDWIDE, INC.


Date: February 27, 2003                By: /s/ Robert S. McMillan
                                          --------------------------------------
                                          Robert S. McMillan
                                          Vice President, Treasurer, & Chief
                                            Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT                      DESCRIPTION OF EXHIBIT
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 99.1     Press release of New Horizons Worldwide, Inc. dated February 27, 2003.



                                       E-1